                                                                Exhibit 10.80(b)

                              AMENDMENT FOUR TO THE
             SUBSCRIBER UNITS AND SERVICES SUPPLY AGREEMENT BETWEEN
               MOTOROLA, INC. AND NEXTEL PARTNERS OPERATING CORP.

     This Amendment FOUR to the Subscriber Units and Services Supply Agreement ("Amendment") is entered into and will be deemed effective as of the last date signed below ("Effective Date") between MOTOROLA, INC., a Delaware corporation, with offices at 8000 West Sunrise Boulevard, Plantation, FL 33322 ("Motorola"), and, NEXTEL PARTNERS OPERATING CORP. a Delaware corporation, with offices at 4500 Carillon Point, Kirkland, WA 98033 ("NPI"); (Motorola and NPI to be collectively referred to as the "Parties" and each a "Party").

     WHEREAS, Motorola and NPI entered into the Subscriber Units and Services Supply Agreement dated September 20, 2004 (the "Agreement"); and amended November 1, 2004 and October 21, 2005;

     WHEREAS, Motorola and NPI wish to make certain amendments to the Agreement to reflect agreement to certain business terms for the calendar year 2006;

     NOW, THEREFORE, in consideration of the promises and mutual obligations contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, Motorola and NPI agree as follows:

1.   GENERAL

     1.1 Except as set forth herein, all capitalized terms not defined herein shall have the meanings given to them in the Agreement.

     1.2  All references are to sections in the Agreement.

2.   AGREEMENT MODIFICATIONS

     A. Motorola and NPI agree that the following section of Attachment B of the Agreement entitled "Product Terms for Subscriber Units and Accessories" is modified to read as follows:

          Section 5 entitled "Efficiency Curve Price Adjustment for Eligible Post-Paid Handsets" is modified by deleting Subsection 5.11 in its entirety and replacing it with the following new Subsection 5.11:

*** CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


               MOTOROLA & NEXTEL PARTNERS CONFIDENTIAL PROPRIETARY
        Amendment Four to Subscriber Units and Services Supply Agreement
                                   Page 1 of 3

          "5.11 For calendar year 2006, if NPI achieves Efficiency Curve Price
               Adjustment Thresholds, as defined in Section 5.4, NPI will not earn or receive Efficiency Curve Price Adjustments. Achievement of Efficiency Curve Price Adjustment Thresholds in 2006 will be used to determine the initial BPP on January 1, 2007."

3.   ADDITIONAL TERMS AND CONDITIONS

     A.   Motorola and NPI agree that the following provision is added to
          Section 3 entitled "Promotional Programs" of Attachment B of the Agreement entitled "Product Terms for Subscriber Units and Accessories" as a new subsection:

          "3.7 2006 Special Volume Rebate Incentive ("2006 Special VRI") Program for Handsets.

               .1 NPI is to receive volume incentive rebates in accordance with this Section 3.7 once the total Subscriber Unit purchases (excluding soft-launch units, seed stock units, appearance models, and units re-sold or shipped to another carrier or any other units as are mutually agreed upon in writing by the Parties) exceeds *** Subscriber Units.

               .2 NPI will receive *** discount on the Base Package Price of Subscriber Units per Section 3.7 that are purchased by NPI in excess of *** Subscriber Units."

     B.   Motorola and NPI agree that the following provision is added to
          Section 2.2 entitled "Falcon Subscriber Unit Post-Paid Pricing" of Attachment B of the Agreement entitled "Product Terms for Subscriber Units and Accessories" as a new subsection:

               ".8 The price reductions that occur on January 1, 2006 for the *** Subscriber Units will count as one of the six (6) lifetime Efficiency Curve Price Adjustments for each Subscriber Unit. However, the price reduction will not count against one of the three (3) Efficiency Curve Price Adjustments allowable per calendar year or against one of the three (3) Efficiency Curve Price Adjustments allowable in the Subscriber Unit's current tier classification."

*** CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


               MOTOROLA & NEXTEL PARTNERS CONFIDENTIAL PROPRIETARY
        Amendment Four to Subscriber Units and Services Supply Agreement
                                   Page 2 of 3

4.   RATIFICATION

     Except as specifically stated in this Amendment, the Agreement is, in all other respects, ratified, confirmed and continues in full force and effect.

5.   AUTHORITY

     Each Party hereto represents and warrants that: (i) it has obtained all necessary and requisite approvals, consents and authorizations of third parties and governmental authorities to enter into this Amendment and to perform and carry out its obligations hereunder; (ii) the persons executing this Amendment on behalf of each party have express authority to do so, and, in so doing, to bind the party thereto; (iii) the execution, delivery, and performance of this Amendment does not violate any provision of any bylaw, charter, regulation, or any other governing authority of the party; and, (iv) the execution, delivery and performance of this Amendment has been duly authorized by all necessary partnership or corporate action and this Amendment is a valid and binding obligation of such party, enforceable in accordance with its terms.

IN WITNESS WHEREOF, Motorola and NPI have entered into this Amendment as of the Effective Date.

MOTOROLA INC.                           NEXTEL PARTNERS OPERATING CORP.


By:   /s/ REY MORE  1/3/2005            By:   /s/ PHILIP GASKE
    ---------------------------------       ------------------------------------
Name:   Rey More                        Name:   Philip Gaske
      -------------------------------         ----------------------------------
Title:   Sr. V.P. and G.M.              Title:   Vice President
       ------------------------------          ---------------------------------
Date:   iDEN Subscriber Group           Date:   12/29/05
      -------------------------------         ----------------------------------

*** CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


               MOTOROLA & NEXTEL PARTNERS CONFIDENTIAL PROPRIETARY
        Amendment Four to Subscriber Units and Services Supply Agreement
                                   Page 3 of 3